UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 14, 2012

Pendrell Corporation

(Exact name of registrant as specified in its charter)

WASHINGTON	0-23137	98-0221142
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2300 Carillon Point

Kirkland, Washington 98033

(Address of principal executive offices) (Zip code)

(425) 278-7100

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Effective November 14, 2012, Pendrell Corporation, a corporation organized under the laws of the State of Delaware (“Pendrell Delaware”) reincorporated in the State of Washington from the State of Delaware (the “Reincorporation”) through an Agreement and Plan of Merger dated as of November 14, 2012 (the “Merger Agreement”), between Pendrell Delaware and the Registrant, a corporation organized under the laws of the State of Washington (the “Company”), pursuant to which Pendrell Delaware merged with and into the Company. The Board of Directors of Pendrell Delaware approved the Reincorporation and the Merger Agreement on September 18, 2012 and the stockholders of Pendrell Delaware approved the Reincorporation and the Merger Agreement at the annual meeting of stockholders of Pendrell Delaware (the “2012 Annual Meeting”) held on November 14, 2012. The Board of Directors and the sole stockholder of the Company approved the Reincorporation and Merger Agreement by written consent. As a result of the Reincorporation, the legal domicile of the Company is now Washington.

Pursuant to the Merger Agreement, (i) the Company succeeded to the ownership of all of Pendrell Delaware’s assets, as well as the rights, powers and privileges of Pendrell Delaware and assumed all of the obligations of Pendrell Delaware then in existence; (ii) Pendrell Delaware’s existing Board of Directors and officers became the Board of Directors and officers of the Company; (iii) the Company’s Articles of Incorporation and Bylaws govern the surviving corporation; and (vi) the name of the surviving corporation is “Pendrell Corporation.” From and after November 14, 2012, the Company will be governed by the Washington Business Corporation Act.

As a result of the Reincorporation, (i) each share of Pendrell Delaware’s Class A common stock, par value $0.01 per share, outstanding immediately before the Reincorporation was automatically converted into one share of the Company’s Class A common stock, (ii) each share of Pendrell Delaware’s Class B common stock, par value $0.01 per share, outstanding immediately before the Reincorporation was automatically converted into one share of the Company’s Class B common stock, (iii) each option or other right to acquire Pendrell Delaware Class A common stock and Pendrell Delaware Class B common stock outstanding immediately before the Reincorporation was automatically converted into an option or other right to acquire the same number and class of shares of common stock of the Company, with the same terms and conditions, and (iv) each outstanding certificate representing shares of stock of Pendrell Delaware now represents the same number and class of shares of common stock of the Company. New stock certificates need not and will not be issued as a result of the Reincorporation. In accordance with Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the common stock of the Company, as successor to Pendrell Delaware, is deemed to be registered under Section 12(b) of the Exchange Act.

The foregoing description of the Reincorporation, the Merger Agreement, the Articles of Incorporation and the Bylaws is qualified in its entirety by reference to the full text of the Merger Agreement, the Articles of Incorporation and the Bylaws, which are attached as Exhibit 2.1, Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference. A more detailed description of the Merger Agreement and the effects of the Reincorporation, including material differences between the corporation laws of Washington and Delaware, is contained in Proposal No. 3 of Pendrell Delaware’s definitive proxy statement filed with the Securities and Exchange Commission on October 15, 2012.

Director and Executive Officer Indemnification Agreements

On September 18, 2012, the Board of Directors of Pendrell Delaware approved a form of indemnification agreement (the “Indemnification Agreement”) to be entered into by the Company with each current and future director and executive officer of the Company (each a “Covered Person”). The Indemnification Agreement will replace the indemnification agreement between Pendrell Delaware and each of its directors and executive officers, and will be effective as of November 14, 2012.

The Indemnification Agreement provides that if a Covered Person was, is or is threatened to be, made a party to, or is otherwise involved in a proceeding by reason of being a director or executive officer of the Company, then the Company will (i) indemnify the Covered Person against all expenses, liability or loss to the fullest extent permitted by Washington law, and (ii) advance expenses upon receipt of a written affirmation from the Covered Person of his or her good faith belief that the criteria for indemnification pursuant to the Indemnification Agreement have been satisfied, together with a written undertaking by the Covered Person to repay all amounts paid or reimbursed by the Company if it is ultimately determined that the criteria for indemnification have not been satisfied.

A Covered Person will not be entitled to indemnification in connection with a proceeding initiated by a Covered Person against the Company except in certain circumstances set forth in the Indemnification Agreement. In addition, no indemnification will be paid pursuant to the Indemnification Agreement (i) on account of any proceeding in which judgment is rendered against a Covered Person for an accounting of profits from the purchase or sale of securities of the Company pursuant to Section 16(b) of the Exchange Act, (ii) if a court finally determines that the Covered Person is not entitled to indemnification because such indemnification would be invalid under applicable law, (iii) in connection with claims under Section 23B.08.510 of the Washington Business Corporation Act, or (iv) in connection with any reimbursement to the Company of any bonus or other incentive-based or equity-based compensation or any profits realized by the Covered Person from the sale of securities of the Company, as required in each case under the securities laws of the United States, including but not limited to the Sarbanes Oxley Act of 2002 and the Dodd Frank Wall Street Reform and Consumer Protection Act.

The foregoing description of the Indemnification Agreement is qualified in its entirety by reference to the full text of the form of Indemnification Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory

                  Arrangements of Certain Officers.

At the 2012 Annual Meeting, the stockholders of Pendrell Delaware approved the Pendrell Corporation 2012 Equity Incentive Plan (the “2012 Plan”). A description of the material terms of the 2012 Plan is incorporated herein by reference from Item 5.02 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 28, 2012.

Effective upon the approval of the 2012 Plan at the 2012 Annual Meeting, Pendrell Delaware’s 2000 Stock Incentive Plan, as amended and restated (the “2000 Plan”) was terminated. No additional awards will be granted under the 2000 Plan following such approval.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Pendrell Delaware held its annual meeting of stockholders on November 14, 2012. At the meeting, the stockholders of Pendrell Delaware (i) elected the persons listed below to serve as directors of the Company, (ii) approved an advisory (non-binding) resolution on executive compensation, (iii) approved the reincorporation of the Company from Delaware to Washington, (iv) approved the 2012 Plan, and (iv) ratified the appointment of Deloitte & Touche LLP to serve as the Company’s independent auditor for the fiscal year ending December 31, 2012. Set forth below are the voting results for each of these proposals:

Proposal 1 – Election of Directors.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Richard P. Emerson	566,119,414	1,539,798	19,549,010
Richard P. Fox	559,915,224	7,743,988	19,549,010
Nicolas Kauser	565,949,627	1,709,585	19,549,010
Craig O. McCaw	563,922,595	3,736,617	19,549,010
R. Gerard Salemme	563,915,211	3,744,001	19,549,010
Stuart M. Sloan	559,745,437	7,913,775	19,549,010
H. Brian Thompson	557,277,409	10,381,803	19,549,010
Benjamin G. Wolff	565,976,104	1,683,108	19,549,010

Proposal 2 – Approval of an advisory (non-binding) resolution on executive compensation.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
548,238,765	7,074,278	12,346,169	19,549,010

Proposal 3 – Approval of the reincorporation of the Company from Delaware to Washington.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
555,404,140	424,813	11,830,259	19,549,010

Proposal 4 – Approval of the Pendrell Corporation 2012 Equity Incentive Plan.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
514,587,821	53,045,787	25,604	19,549,010

Proposal 5 – Ratification of the selection of the independent registered public accounting firm of Deloitte & Touche LLP as independent auditor of the Company for its fiscal year ending December 31, 2012.

Votes For	Votes Against	Votes Abstained
587,018,689	173,921	15,612

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger dated November 14, 2012 between Pendrell Corporation, a Delaware corporation and Pendrell Washington Corporation, a Washington corporation.

3.1	Articles of Incorporation of Pendrell Corporation, a Washington corporation.

3.2	Bylaws of Pendrell Corporation, a Washington corporation.

10.1	Form of Director and Executive Officer Indemnification Agreement of Pendrell Corporation, a Washington corporation.

10.2	Pendrell Corporation 2012 Equity Incentive Plan (incorporated by reference from Exhibit 10.1 to Pendrell’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 28, 2012).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENDRELL CORPORATION

By:	/s/ Robert S. Jaffe
Robert S. Jaffe
Vice President, General Counsel and Corporate Secretary

Dated: November 15, 2012

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger dated November 14, 2012 between Pendrell Corporation, a Delaware corporation and Pendrell Washington Corporation, a Washington corporation.

3.1	Articles of Incorporation of Pendrell Corporation, a Washington corporation.

3.2	Bylaws of Pendrell Corporation, a Washington corporation.

10.1	Form of Director and Executive Officer Indemnification Agreement of Pendrell Corporation, a Washington corporation.

10.2	Pendrell Corporation 2012 Equity Incentive Plan (incorporated by reference from Exhibit 10.1 to Pendrell’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 28, 2012).